UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 19, 2008 (November 14, 2008)
Date of Report (Date of earliest event reported)
FLOW INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12448	91-1104842
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
23500 — 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices) (Zip Code)
(253) 850-3500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01. Exhibits
SIGNATURES
EX-99.1

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On November 14, 2008, Doug Fletcher informed Flow International Corporation management that he intended to resign from his position as Vice-President and Chief Financial Officer effective as of December 8, 2008. A copy of the press release announcing Mr. Fletcher’s decision is furnished as Exhibit 99.1 to this report.
ITEM 9.01. Exhibits
     (d) Exhibits
99.1	News Release dated November 19 , 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2008	FLOW INTERNATIONAL CORPORATION

	By: Name:	/s/ John S. Leness John S. Leness
	Title:	General Counsel and Secretary